UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Trailblazer Merger Corporation I
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRAILBLAZER MERGER CORPORATION I
510 Madison Avenue, Suite 1401
New York, NY 10022

SUPPLEMENT TO PROXY STATEMENT

NOTICE OF AN ANNUAL MEETING OF STOCKHOLDERS
OF TRAILBLAZER MERGER CORPORATION I
TO BE HELD ON SEPTEMBER 26, 2025

This proxy statement supplement, dated September 16, 2025 (the “Supplement”), supplements the definitive proxy statement (which we refer to as the “Proxy Statement”) of the Board of Directors of Trailblazer Merger Corporation I (the “Company”) filed with the U.S. Securities and Exchange Commission on September 4, 2025, relating to the annual meeting of stockholders of the Company (the “Annual Meeting”).

The purpose of this Supplement is to postpone the Annual Meeting to 10:00 a.m. Eastern Time, on September 26, 2025. Except as described in this Supplement, the information disclosed in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from information disclosed in the Proxy Statement, the information in this Supplement applies.

To the Stockholders of Trailblazer Merger Corporation I:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Trailblazer Merger Corporation I, a Delaware corporation (the “Company”), which was previously scheduled for 10:00 a.m., Eastern Time, on September 23, 2025, has been postponed to 10:00 a.m. Eastern Time, on September 26, 2025. There is no change to the record date for the Annual Meeting, the location, the teleconference and dial-in information, the purpose or any of the proposals to be acted upon at the Annual Meeting.

However, in connection with the postponement of the date of the Annual Meeting, the Company is also extending the deadline for its stockholders to redeem their public shares in connection with the Annual Meeting from September 19, 2025 until September 24, 2025.

The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)
1 (888) 475-4499 (toll-free)
Meeting ID: 965 6100 2289
Passcode: 812520
Outside of the U.S. and Canada:
at numbers in the link below:

https://loeb.zoom.us/j/96561002289?pwd=nrjX905hjp68lXvYQmC5Ggrb23RDZu.1

The Proxy Statement is dated September 3, 2025 and was first mailed to stockholders on or about that date. The Supplement is dated September 16, 2025, and is first being mailed to stockholders on or about that date.

By Order of the Board of Directors of Trailblazer Merger Corporation I
/s/ Arie Rabinowitz
Arie Rabinowitz
Chief Executive Officer
September 16, 2025

P R O X Y C A R D

Trailblazer Merger Corporation I

510 Madison Avenue Suite 1401

New York, NY 10022

ANNUAL MEETING
OF STOCKHOLDERS OF TRAILBLAZER MERGER CORPORATION I

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING
TO BE HELD ON SEPTEMBER 26, 2024.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 3, 2025, as supplemented by the Notice and Supplement to Proxy Statement dated September 16, 2025, in connection with the annual meeting of stockholders (the “Annual Meeting”) of Trailblazer Merger Corporation I (the “Company”) to be held at 10:00 a.m. Eastern Time on September 26, 2025, and hereby appoints Arie Rabinowitz and Joseph Hammer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

The Company will be holding the Annual Meeting via teleconference using the following dial-in information:

1 (877) 853-5257 (toll-free)

1 (888) 475-4499 (toll-free)

Meeting ID: 965 6100 2289

Passcode: 812520

Outside of the U.S. and Canada:

at numbers in the link below:

https://loeb.zoom.us/j/96561002289?pwd=nrjX905hjp68lXvYQmC5Ggrb23RDZu.1

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.

(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	☒	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

Proposal No. 1 — Extension Amendment Proposal — To amend the Company’s Amended and Restated Certificate of Incorporation (the “Current Charter”) to extend the date (the “Termination Date”) by which the Company must consummate a Business Combination (the “Charter Extension”) by allowing the Company, through resolution of the board of directors (the “Board”) without another stockholder vote, to elect to extend the Termination Date up to six (6) times, each such extension for an additional one (1) month period, until March 30, 2026 (the “Charter Extension Date”), or such earlier date as determined by the Board in its sole discretion, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

For ☐	Against ☐	Abstain ☐

Proposal No. 2 — Trust Amendment Proposal — To amend the Company’s investment management trust agreement, dated as of March 28, 2023, as amended, by and between the Company and Continental Stock Transfer & Trust Company, allowing the Company to extend the date by which the Company must consummate a business combination up to six (6) times, each such extension for an additional one (1) month period, until March 30, 2026;

For ☐	Against ☐	Abstain ☐

Proposal No. 3 — Ratification Proposal — To ratify the appointment of CBIZ CPAs P.C., as the Company’s independent auditors, for the fiscal year ending December 31, 2025;

For ☐	Against ☐	Abstain ☐

Proposal No. 4 — Adjournment Proposal — To adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share of the Company represented at the Annual Meeting (either through telephone or by proxy) to constitute a quorum necessary to conduct business at the Annual Meeting or at the time of the Annual Meeting to approve the Extension Amendment Proposal, the Trust Amendment Proposal or the Ratification Proposal; or to adjourn the Annual Meeting to a later date or dates for any other reasons as determined by the Board, in its sole discretion.

For ☐	Against ☐	Abstain ☐

Dated: _______________________________, 2025

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.